EXHIBIT 10.4

GRAN TIERRA ENERGY INC.,
as Issuer
and
the Note Guarantors named herein
and
U.S. Bank National Association,
as Trustee, Security Registrar and Paying Agent
$300,000,000
7.750% SENIOR NOTES DUE 2027

FIRST SUPPLEMENTAL INDENTURE
Dated as of July 23, 2019

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 23, 2019, among GRAN TIERRA ENERGY INC., a Delaware corporation (the “Issuer”), GRAN TIERRA ENERGY RESOURCES INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “New Note Guarantor”), and U.S. BANK NATIONAL ASSOCIATION, as trustee (together with its successors, in such capacity, the “Trustee”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture (as defined below).
RECITALS
WHEREAS, the Issuer, the existing Note Guarantors and the Trustee entered into an Indenture, dated as of May 23, 2019 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), pursuant to which the Issuer has issued $300,000,000 in the aggregate principal amount of 7.750% Senior Notes due 2027 (the “Notes”);
WHEREAS, Section 9.1(i) of the Indenture provides that the Issuer, the Note Guarantors and the Trustee may amend or supplement the Indenture, without the consent of the Holders of the Notes, in order to add any additional Note Guarantors (whether required by the Indenture or otherwise);
WHEREAS, pursuant to Section 7.9 of the Indenture, the Issuer shall cause any future Restricted Subsidiaries of the Issuer that Guarantee the Credit Agreement to become a Note Guarantor under the Indenture by executing a supplemental indenture guaranteeing the performance of all obligations of the Issuer under the Indenture and the Notes as set forth therein; and
WHEREAS, all acts and things prescribed by the Indenture, by law and by the certificate of incorporation and the bylaws (or other comparable constituent documents) of the Issuer, of the Note Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Issuer, the New Note Guarantor and the Trustee, in accordance with its terms, have been duly done and performed.
NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuer, the Note Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders as follows:
Article I
Section 1.1    This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as a part of, the Indenture for any and all purposes.
Section 1.2    This Supplemental Indenture shall become effective immediately upon its execution and delivery by the Issuer, the New Note Guarantor and the Trustee.

ARTICLE II
Section 2.1    From this date, by executing this Supplemental Indenture, the New Note Guarantor, whose signature appears below, is subject to the provisions of the Indenture as a New Note Guarantor, including to the extent provided for in Article VII of such Indenture.
Section 2.2    Schedule 1 attached hereto replaces in its entirety Schedule 1 attached to the Indenture.
ARTICLE III
Section 3.1    Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.
Section 3.2    Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.
Section 3.3    THIS SUPPLEMENTAL INDENTURE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
Section 3.4    This Supplemental Indenture may be executed on any number of separate counterparts (including by fax or electronic delivery), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature page follows]

EXHIBIT 10.4

IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the date first above written by their respective officers hereunto duly authorized.

GRAN TIERRA ENERGY INC., as the Issuer
By:	/s/ Ryan Ellson
Name: Ryan Ellson
Title: Chief Financial Officer

GRAN TIERRA ENERGY RESOURCES INC., as the New Note Guarantor
By:	/s/ Manuel Antonio Buitrago Vives
Name: Manuel Antonio Buitrago Vives
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Michael K. Herberger
Name: Michael K. Herberger
Title: Vice President

[Signature page to Supplemental Indenture]

EXHIBIT 10.4

Schedule 1
LIST OF GUARANTORS
GRAN TIERRA ENERGY INTERNATIONAL HOLDINGS LTD.
GRAN TIERRA RESOURCES LIMITED
PETROLIFERA PETROLEUM (COLOMBIA) LIMITED
GRAN TIERRA ENERGY CAYMAN ISLANDS INC.
GRAN TIERRA COLOMBIA INC.
GRAN TIERRA ENERGY COLOMBIA, LLC
GRAN TIERRA CALLCO ULC
GRAN TIERRA ENERGY RESOURCES INC.

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